                                                                  Exhibit 10.49

                                                                  Execution Copy

                                   EXPANSION

                    SUBSCRIPTION AND CONTRIBUTION AGREEMENT

                                  dated as of

                               September 9, 1999

                                     among

                             NEXTEL PARTNERS, INC.,

                                      and

                            THE BUYERS NAMED HEREIN

                       relating to the purchase and sale

                                       of

                      Series A Convertible Preferred Stock

                                      and

                      Series C Convertible Preferred Stock

                                       of

                             Nextel Partners, Inc.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 DEFINITIONS .........................................................1

ARTICLE 2 PURCHASE AND SALE ...................................................4

          SECTION 2.01  Purchase and Sale .....................................4
          SECTION 2.02  Closing ...............................................4
          SECTION 2.03  Subsequent Payments ...................................5
          SECTION 2.04  Remedies ..............................................7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER ............................7

          SECTION 3.01  Corporate Existence and Power .........................7
          SECTION 3.02  Corporate Authorization ...............................7
          SECTION 3.03  Governmental Authorization ............................8
          SECTION 3.04  Noncontravention ......................................8
          SECTION 3.05  Capitalization and Voting Rights ......................8
          SECTION 3.06  Valid Issuance of Securities ..........................9
          SECTION 3.07  Litigation ............................................9
          SECTION 3.08  Financial Information .................................9
          SECTION 3.09  Representations of Buyers .............................9
          SECTION 3.10  Use of Proceeds ......................................10

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYERS ...........................10

          SECTION 4.01  Existence and Power ..................................10
          SECTION 4.02  Authorization ........................................10
          SECTION 4.03  Governmental Authorization ...........................10
          SECTION 4.04  Noncontravention .....................................10
          SECTION 4.05  Purchase for Investment ..............................11
          SECTION 4.06  Private Placement ....................................11
          SECTION 4.07  Litigation ...........................................12
          SECTION 4.08  Brokers or Finders' Fees .............................12
          SECTION 4.09  Capital of DLJMB .....................................12
          SECTION 4.10  Capital Commitment ...................................13
          SECTION 4.11  FCC Compliance; NWIP FCC Licenses ....................13
          SECTION 4.12  Newly Formed Corporation .............................13

ARTICLE 5 CONDITIONS TO CLOSING ..............................................14

          SECTION 5.01  Conditions to Obligations of each Buyer
                        and Seller ...........................................14
          SECTION 5.02  Conditions to Obligation of each Buyer ...............15
          SECTION 5.03  Conditions to Obligation of Seller ...................15

ARTICLE 6 SURVIVAL; INDEMNIFICATION ..........................................16

          SECTION 6.01  Survival .............................................16
          SECTION 6.02  Indemnification ......................................16
          SECTION 6.03  Exclusivity ..........................................17

ARTICLE 7 MISCELLANEOUS ......................................................17

          SECTION 7.01  Notices ..............................................17
          SECTION 7.02  Amendments and Waivers ...............................18
          SECTION 7.03  Expenses .............................................18
          SECTION 7.04  Successors and Assigns ...............................18
          SECTION 7.05  Governing Law ........................................18
          SECTION 7.06  Jurisdiction .........................................18
          SECTION 7.07  Waiver of Jury Trial .................................19
          SECTION 7.08  Counterparts; Third Party Beneficiaries ..............19
          SECTION 7.09  Entire Agreement .....................................19
          SECTION 7.10  Captions .............................................19
          SECTION 7.11  Severability .........................................19
          SECTION 7.12  Interpretation .......................................19
          SECTION 7.13  Remedies Cumulative ..................................19
          SECTION 7.14  Subrogation ..........................................20

Schedule A        Schedule of Investors

Schedule B        Seller's Account Information

Schedule C        NWIP FCC Licenses

Schedule D        Transaction Documents

Schedule 3.04     Consents

Schedule 3.05     Capitalization

Schedule 4.11     Exceptions to Section 4.11

Exhibit A         Amendment to Infrastructure Equipment Purchase Agreement

               EXPANSION SUBSCRIPTION AND CONTRIBUTION AGREEMENT

      AGREEMENT dated as of September 9, 1999 between Nextel Partners, Inc., a Delaware corporation (the "Company" or "Seller"), and each of the Persons named on Schedule A hereto (each a "Buyer" and, collectively, the "Buyers").

                                  WITNESSETH:

      WHEREAS, pursuant to the terms of the Subscription and Contribution Agreement dated as of January 29, 1999 among the Company and the investors party thereto (the "Original Subscription Agreement"), each of the Buyers purchased the securities of the Company specified therein;

      WHEREAS, to further finance, in part, the building and operation of an 800 MHZ digital wireless communications network (including, without limitation, the expansion of the Territory to include certain Special and non-Special Option Sections (as such terms are defined in the Joint Venture Agreement)), the Company intends to issue shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred") and Series C Convertible Preferred Stock, par value $0.001 per share (the "Series C Preferred" and, together with the Series A Preferred, the "Securities");

      WHEREAS, the Company desires to issue and sell the relevant Securities to each of the Buyers, and each of the Buyers desires to purchase the relevant Securities from Seller, upon the terms and subject to the conditions hereinafter set forth;

      The parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

      SECTION 1.01 Definitions. (a) The following terms, as used herein, have the following meanings:

      "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, the terms "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to vote or direct the voting of more than 50% of the outstanding shares of voting stock (or other ownership interests) of such Person, or to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Asset Transfer Agreement" means the Expansion Asset Transfer and Reimbursement Agreement, dated as of the date hereof, between Opco and NWIP.

      "Cash Investor" means each Buyer (including NWIP with respect to the cash portion of its Purchase Price) other than Motorola.

      "Company Capital Stock" has the meaning set forth in the Shareholders' Agreement.

      "Closing Date" means the date of the Closing.

      "Credit Facility" means the Credit Agreement, dated as of January 29, 1999, between Opco and the lenders named therein, as amended and restated on the Closing Date.

      "Custodial Agreement" means the Custodial Agreement, dated as of January 29, 1999, among the Bank of Montreal Trust Company, the Company and the other investors listed on the signature pages thereof.

      "DLJ Entities" means DLJMB, DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II - A, L.P., DLJ Diversified Partners - A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II L.P., DLJ First ESC L.P., and Madison Dearborn Capital Partners II, L.P. ("Madison Dearborn").

      "DLJMB" means DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership.

      "Expansion Co." means Nextel WIP Expansion Corp., a Delaware corporation and wholly-owned subsidiary of Nextel.

      "FCC" means the Federal Communications Commission or similar regulatory authority established in replacement thereof.

      "FCC Law" means the Communications Act of 1934, as amended, including as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

      "Financings" means (i) the $150,000,000 Term C Loan advanced to Opco under the Credit Facility and (ii) the issuance and sale of the Securities hereunder.

      "Joint Venture Agreement" means that certain Joint Venture Agreement, dated as of January 29, 1999, by and among NWIP, the Company and Opco, as such may be amended from time to time.

      "License Transfer" means the transfer of the capital stock of Expansion Co. to the Company or a Subsidiary thereof.

      "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance in respect of such property or asset, or any right of others therein.

      "Management Agreement" means that certain Expansion Territory Management Agreement, dated as of the date hereof, by and between Opco and NWIP as such may be amended from time to time.

      "Motorola" means Motorola, Inc.

      "Nextel" means Nextel Communications, Inc.

      "Nextel Controlled Group" means Nextel and its controlled Affiliates, whether now existing or hereafter created or acquired.

      "NWIP" means Nextel WIP Corp., a Delaware corporation.

      "NWIP FCC Licenses" means those FCC licenses set forth on Schedule C.

      "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Opco" means Nextel Partners Operating Corp., a Delaware corporation and a wholly-owned subsidiary of the Company.

      "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Shareholders' Agreement" means that certain Shareholders' Agreement, dated as of January 29, 1999, by and among the Company, NWIP, DLJMB, Eagle River Investments, LLC ("Eagle River"), Motorola and certain other investors listed on the signature pages thereof.

      "Transaction Documents" means those documents listed on Schedule D.

            (b) Each of the following terms is defined in the Section set forth opposite such term:

      Term                                      Section
      Accredited Investor                       4.06(h)
      Buyers                                    Preamble
      Buyer Indemnified Party                   6.02(a)
      Closing                                   2.02(a)
      Company                                   Preamble
      Damages                                   6.02(a)
      DLJ                                       4.09
      DLJMB II, Inc.                            4.09
      Initial Cash Contribution                 2.02(a)
      Manning                                   7.15
      Original Subscription Agreement           Recitals
      Permits                                   3.01
      Purchase Price                            2.01
      Restated Certificate                      3.05
      Seller                                    Preamble
      Seller Indemnified Party                  6.02(b)
      Series A Preferred                        Recitals
      Series C Preferred                        Recitals
      Subsequent Cash Contribution              2.03(a)
      Subsequent Payment Date                   2.03(a)

                                   ARTICLE 2

                               PURCHASE AND SALE

      SECTION 2.01 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Seller agrees to issue and sell to each Buyer and each Buyer irrevocably agrees in its own name severally and not jointly, to purchase from Seller the Securities set forth opposite such Buyer's name on Schedule A hereto at the Closing. In the event that any DLJ Entity fails to purchase from Seller the Securities set forth opposite such DLJ Entity's name on Schedule A hereto at the Closing, DLJMB agrees to purchase such Securities at the Closing. The aggregate purchase price for the Securities (the "Purchase Price") payable by each Buyer is the amount in cash or in assets specified opposite such Buyer's name on Schedule A hereto. The Purchase Price shall be paid as provided in Section 2.02.

      SECTION 2.02 Closing. The closing (the "Closing") of the purchase and sale of the Securities hereunder shall take place at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, NY 10019, as soon as possible, but in no event later than five business days, after satisfaction of the conditions set forth in Article 5, or at such other time or place as Buyers and Seller may agree. At the Closing:

      (a) Each Cash Investor shall deliver to Seller, in immediately available funds, one-third (1/3) of the Purchase Price (the "Initial Cash Contribution") set forth opposite such Buyer's name on Schedule A hereto, by wire transfer (or other means acceptable to Seller) to the account of Seller described on Schedule B.

      (b) NWIP will (i) execute and deliver to the Custodian one or more stock certificates, together with stock powers duly executed in blank, representing all the outstanding stock of Expansion Co., together with irrevocable instructions to release the stock of Expansion Co. to Seller upon receipt of a written notice from Seller and NWIP that FCC approval of the License Transfer has been received and (ii) execute and deliver the Management Agreement. The transfer of the stock of Expansion Co. to Seller will occur immediately upon receipt by the Custodian of the notice referred to above.

      (c) Motorola will execute and deliver to the Company Supplement No.1 to the Infrastructure Equipment Purchase Agreement by and between Opco and Motorola, in substantially the form of Exhibit A.

      (d) Seller shall deliver to each Buyer certificates, or other appropriate documentation, for the relevant Securities duly registered in the name of such Buyer.

      SECTION 2.03 Subsequent Payments. (a) Each Cash Investor shall deliver additional payments of one-third (1/3) of such Cash Investor's Purchase Price (each, a "Subsequent Cash Contribution") to Seller in immediately available funds, by wire transfer (or other means acceptable to Seller) to the account described on Schedule B (or such other account as the Seller may from time to time designate) on each of September 9, 2000 and September 9, 2001 (each, a "Subsequent Payment Date").

      (b) Seller has the right to (i) accelerate payment of each of the Subsequent Cash Contributions by up to 60 days prior to the relevant Subsequent Payment Date by providing the relevant Buyers with notice at least 30 days before the proposed payment date and (ii) assign the right to receive any unpaid Subsequent Cash Contribution to a lender as security for an interim advance to the Company by such lender.

      (c) Each Cash Investor acknowledges and agrees that, if the Closing occurs, its obligation to make payments to Seller of the relevant Subsequent Cash Contributions constitutes an absolute, irrevocable and unconditional obligation, and shall not be subject to claim, set-off, or other rights which such Buyer may have at any time against the Seller. If a Buyer fails to pay a Subsequent Cash Contribution to the Seller more than two business days after the Subsequent Payment Date: (i) such defaulting party will be subject to liquidated damages in the amount of

25% of its Company Capital Stock (including all of the Company Capital Stock acquired under the Original Subscription Agreement) (which liquidated damages, in the case of the DLJ Entities, shall be paid to DLJMB (in lieu of the Company), if DLJMB timely paid (or caused to be paid timely) the Subsequent Cash Contribution), (ii) all remaining Subsequent Cash Contributions of such defaulting party shall become immediately due and payable in full, (iii) the outstanding amount shall accrue interest at a rate per annum equal to 200 basis points over the highest rate of interest charged from time to time by the Seller's senior lenders, (iv) the rights of such defaulting party under the Shareholders' Agreement but none of its obligations will terminate and (v) the Series A Preferred of such defaulting party (including all of the Series A Preferred acquired under the Original Subscription Agreement) will convert to Class A Common Stock and, in the case of NWIP, the Series C Preferred (including all of the Series C Preferred acquired under the Original Subscription Agreement) will convert to Class B Common Stock, in each case in accordance with the Restated Certificate.

      (d) (i) Without limiting Section 2.03(c), in the event that any DLJ Entity fails to make any Subsequent Cash Contribution on the applicable Subsequent Payment Date, DLJMB shall make (or shall cause to be made) such Subsequent Cash Contribution within two business days of such Subsequent Payment Date. DLJMB acknowledges and agrees that, if the Closing occurs, its obligation to make payments to Seller of Subsequent Cash Contributions of other DLJ Entities pursuant to the preceding sentence constitutes an absolute, irrevocable and unconditional obligation, and shall not be subject to claim, set-off, or other rights which DLJMB may have at any time against the Seller nor shall the Seller be required to exhaust any remedies against the defaulting party before proceeding against DLJMB to enforce this Section 2.03(d) against DLJMB. In the event of a payment default by DLJMB under this paragraph (d), (i) all remaining Subsequent Cash Contributions of DLJMB shall become immediately due and payable in full, (ii) the outstanding amount shall accrue interest at a rate per annum equal to 200 basis points over the highest rate of interest charged from time to time by the Seller's senior lenders, (iii) the Series A Preferred of DLJMB (including all of the Series A Preferred acquired under the Original Subscription Agreement) will convert to Class A Common Stock in accordance with the Restated Certificate and (iv) the rights of DLJMB but none of its obligations under the Shareholders' Agreement will terminate.

            (ii) Without limiting Section 2.03(c), in the event that NWIP fails to make any Subsequent Cash Contribution on the applicable Subsequent Payment Date, Seller shall have the right, until all remaining Subsequent Cash Contributions of NWIP are made in accordance with the terms hereof, to set-off the full amount of all remaining Subsequent Cash Contributions of NWIP against any and all amounts which Seller, Opco or any subsidiary thereof owes to NWIP under the Collateral Agreements (as such term is defined in the Joint Venture Agreement), regardless of whether any such amounts owed to NWIP arose prior to or following NWIP's failure to make a Subsequent Cash Contribution hereunder.

      (e) In the event that a Cash Investor transfers all or part of its Securities in advance of completing its payment obligations under Article 2, such Cash Investor shall remain primarily liable for the transferee's remaining Subsequent Cash Payments.

      (f) NWIP covenants and agrees that it will cause the representations and warranties in Section 4.12 to remain true and correct at all times from the date hereof until the License Transfer has been consummated and shall also use its commercially reasonable best efforts to cause the representations and warranties set forth in Section 4.11 to remain true and correct at all times from the date hereof until the License Transfer has been consummated. NWIP agrees that, upon such approval of the FCC as will permit the License Transfer to be lawfully consummated, such transfer will thereupon be deemed to be accomplished without any further action on the part of NWIP, and the Company and the Custodian are hereby irrevocably authorized at such time to deliver the stock certificates and completed stock power in such manner as necessary and appropriate to consummate
(i) the License Transfer and (ii) the pledge of the stock of Expansion Co. to Opco's senior lenders as contemplated by the terms of the Credit Facility.

      SECTION 2.04 Remedies. Each Buyer acknowledges that the Seller is a start-up company and agrees that as such the Seller would suffer irreparable harm, including great harm to its ability to operate in accordance with its business plan during its critical start-up phase, in the event that such Buyer failed to pay in full, as and when due, its portion of the Purchase Price. The parties agree that if any provision of this Article 2 is not performed by a Buyer in accordance with its specific terms or is otherwise breached, irreparable damage to the Seller would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the Seller will therefore be entitled to (i) specific performance of the terms of this Article 2, (ii) the remedies set forth in Sections 2.03(c) and 2.03(d), including, liquidated damages in the amount of 25% of such Buyer's Securities (which damages are intended by the parties to compensate the Seller for the harm suffered by reason of such Buyer's failure to pay when due its portion of the Purchase Price, it being understood and agreed that recovery of damages in an amount equal to such portion of the Purchase Price plus accrued interest thereon shall not be sufficient to adequately compensate the Seller for such harm) and
(iii) any other remedy available under this Agreement or otherwise at law or in equity.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to each Buyer as of the date hereof that:

      SECTION 3.01 Corporate Existence and Power. Each of Seller and Opco is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals ("Permits"), required to carry on its business as now conducted.

      SECTION 3.02 Corporate Authorization. The execution, delivery and performance by each of Seller and Opco of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (including the issuance and sale of the Securities) are within Seller's or Opco's (as applicable) corporate powers and have been duly authorized by all necessary corporate action on the part of such corporation. Each of the Transaction Documents to which it is a party constitutes or, when executed, will constitute a valid and binding agreement of each of Seller and Opco, enforceable against Seller and Opco in accordance with its respective terms, except (i) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

      SECTION 3.03 Governmental Authorization. The execution, delivery and performance by Seller and Opco of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official except such as have been made or obtained and, with respect to its conduct of business after the Closing as contemplated by the Joint Venture Agreement, such of the foregoing as Seller reasonably expects to obtain in the ordinary course of business.

      SECTION 3.04 Noncontravention. The execution, delivery and performance by Seller and Opco of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the Restated Certificate or the by-laws of the Seller or the Certificate of Incorporation or by-laws of Opco, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) except as set forth on Schedule 3.04 hereto, require any consent or other action by any Person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of Seller or Opco or to a loss of any material benefit to which Seller or Opco is entitled under any provision of any agreement or other instrument binding upon Seller or Opco or any of Seller's or Opco's assets or properties or (iv) result in the creation or imposition of any material Lien on any property or asset of Seller or Opco, other than under the Credit Facility.

      SECTION 3.05 Capitalization and Voting Rights. (a) The authorized capital stock of Seller consists of 75,000,000 shares of Class A Common Stock, 25,000,000 shares of Class B Common Stock and 70,000,000 shares of preferred stock. The outstanding equity securities of Seller immediately prior to the Closing are set forth on Schedule 3.05. The rights, privileges and preferences of the Class A and Class B Common Stock and the Series A, Series B, Series C and Series D Preferred Stock are set forth in the Restated Certificate of Incorporation (the "Restated Certificate").

      (b) Immediately following the Closing the outstanding equity securities of Seller will be as set forth on Schedule 3.05.

      (c) The authorized capital stock of Opco consists of 200 shares of common stock. The outstanding capital stock of Opco is 100 shares of common stock. The Seller owns all the outstanding capital stock of Opco.

      (d) Except as set forth in this Section 3.05 or on Schedule 3.05, there are, and immediately after the Closing there will be, no outstanding (i) shares of capital stock or voting securities of the Seller or Opco, (ii) securities of the Seller or Opco convertible into or exchangeable for shares of capital stock or voting securities of the Seller or Opco, as the case may be, (iii) options or other rights to acquire from the Seller or Opco, or other obligation of the Seller or Opco to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Seller or Opco, or (iv) other than as expressly permitted in the Transaction Documents, no obligation of the Seller or Opco to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or options of the type described in (i), (ii), or (iii).

      SECTION 3.06 Valid Issuance of Securities. Each of the Securities which are being issued to the Buyers hereunder has been duly and validly authorized and when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be fully paid and nonassessable.

      SECTION 3.07 Litigation. (a) There is no action, suit, investigation or proceeding pending against, or to the knowledge of Seller, threatened against or affecting Seller or any of its properties before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the business, financial condition, properties or operations of Seller, nor is Seller aware that there is any basis for the foregoing.

      (b) There is no action, suit, investigation or proceeding pending against, or to the knowledge of Opco, threatened against or affecting Opco or any of its properties before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the business, financial condition, properties or operations of Opco, nor is Opco aware that there is any basis for the foregoing.

      SECTION 3.08 Financial Information. The financial statements of the Company contained in Amendment No. 4 to the Form S-4 Registration Statement filed by the Company with the Securities and Exchange Commission on July 30, 1999 present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of December 31, 1998, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

      SECTION 3.09 Representations of Buyers. Seller has not relied on any representations or warranties of Buyers or any Affiliate of Buyers not made in this Agreement or any of the other Transaction Documents. Seller has not relied on and acknowledges that no representations have been made by any Buyers or any officers, employees, Affiliates, agents or representatives of Buyers, or any Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the other Transaction Documents.

      SECTION 3.10 Use of Proceeds. The proceeds from the Financings will be used to fund the build out of, and operating and transaction expenses relating to, the Seller's wireless communications network.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYERS

      Each Buyer (or in the case of Section 4.09, DLJMB only, and Sections 4.11 and 4.12, NWIP only) represents and warrants to Seller (or in the case of
Section 4.06, to Seller, NWIP and Nextel), severally as to itself only and not jointly or as to any other Buyer, that as of the date hereof (and in the case of Sections 4.11 and 4.12, as of the date of the completion of the License Transfer):

      SECTION 4.01 Existence and Power. Such Buyer, if not an individual, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all powers (corporate, partnership or otherwise) and all Permits required to carry on its business as now conducted. Such Buyer, if an individual, has the legal capacity to enter into this Agreement and the Transaction Documents to which it is a party.

      SECTION 4.02 Authorization. The execution, delivery and performance by such Buyer of this Agreement and each of the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby are or, when executed, will be within the powers (corporate, partnership or otherwise) of such Buyer and have been or will have been duly authorized by all necessary action on the part of such Buyer. This Agreement and each other Transaction Document to which such Buyer is a party constitutes a valid and binding agreement of such Buyer, each enforceable in accordance with its respective terms, except (i) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

      SECTION 4.03 Governmental Authorization. The execution, delivery and performance by such Buyer of this Agreement and each other Transaction Document to which such Buyer is a party and the consummation of the transactions contemplated hereby and thereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official except as contemplated by Section 2.02(b)(i) and as set forth in
Article 5.

      SECTION 4.04 Noncontravention. The execution, delivery and performance by such Buyer of this Agreement and each of the relevant Transaction Documents and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the organizational documents of such Buyer, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree,
(iii) require any consent or other action by any Person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Buyer (or, in the case of NWIP, NWIP or Expansion Co.) or to a loss of any material benefit to which such Buyer (or, in the case of NWIP, NWIP or Expansion Co.) is entitled under any provision of any agreement or other instrument binding upon such Buyer (or, in the case of NWIP, NWIP or Expansion Co.) or any of its assets or properties, to the extent that any of the foregoing would have a material adverse effect on such Buyer or would prevent or otherwise render such Buyer unable to perform its obligations under this Agreement or any other Transaction Document to which it is a party or (iv) result in the creation or imposition of any material Lien on any property or asset of such Buyer (or, in the case of NWIP, NWIP or Expansion Co.), to the extent that any of the foregoing would have a material adverse effect on such Buyer or would prevent or otherwise render such Buyer unable to perform its obligations under this Agreement or any other Transaction Document to which it is a party.

      SECTION 4.05 Purchase for Investment. Such Buyer is purchasing the relevant Securities for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof.

      SECTION 4.06 Private Placement. (a) Such Buyer understands that (i) the offering and sale of the Securities hereby is intended to be exempt from registration under the 1933 Act and (ii) there is only a limited market for the Securities, and there can be no assurance that any Buyer will be able to sell or dispose of the Securities to be purchased by such Buyer.

      (b) Such Buyer's financial situation is such that such Buyer can afford to bear the economic risk of holding the relevant Securities acquired hereunder for an indefinite period of time, and such Buyer can afford to suffer the complete loss of the investment in such Securities.

      (c) Such Buyer's knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of the investment in the relevant Securities, or such Buyer has been advised by a representative possessing such knowledge and experience.

      (d) Such Buyer understands that the Securities acquired hereunder are a speculative investment which involves a high degree of risk of loss of the entire investment therein, that there are substantial restrictions on the transferability of the Securities as set forth in the Shareholders' Agreement, and that for an indefinite period following the date hereof there will be no (or only a limited) public market for the Securities and that, accordingly, it may not be possible for such Buyer to sell the Securities in case of emergency or otherwise.

      (e) Such Buyer and its representatives, including, to the extent it deems appropriate, its professional, financial, tax and other advisors, have reviewed all documents provided to them in connection with the investment in the Securities, and such Buyer understands and is aware of the risks related to such investment.

      (f) Such Buyer and its representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, Seller and its representatives and Nextel and its representatives concerning the terms and conditions of the acquisition of the Securities and related matters and to obtain all additional information which such Buyer or its representatives deem necessary.

      (g) All written information which such Buyer has provided to Seller and its representatives and Nextel and its representatives concerning such Buyer and such Buyer's financial position was true, complete and correct at the time it was provided.

      (h) Such Buyer is an "Accredited Investor" as such term is defined in Regulation D under the 1933 Act.

      (i) Such Buyer is not relying on and acknowledges that no representation is being made by any other Buyer, or any of its officers, employees, Affiliates, agents or representatives, the Seller or any of its officers, employees, Affiliates, agents or representatives, Nextel or any of its officers, employees, Affiliates, agents or representatives, or any Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the other Transaction Documents.

      SECTION 4.07 Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of such Buyer threatened against or affecting, such Buyer before any court or arbitrator or any governmental body, agency or official which could be reasonably expected to have a material adverse effect on its ability to consummate the transactions contemplated by this Agreement or the other Transaction Documents.

      SECTION 4.08 Brokers or Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of such Buyer who might be entitled to any fee or commission from the Seller upon consummation of the transactions contemplated by this Agreement.

      SECTION 4.09 Capital of DLJMB. DLJ Merchant Banking II, Inc. ("DLJMB II, Inc.") is an indirect wholly-owned subsidiary of Donaldson Lufkin & Jenrette, Inc. ("DLJ") and is the managing general partner of DLJMB and certain affiliated investment vehicles that coinvest with DLJMB. DLJMB and the other DLJ Entities were organized with committed capital of $3 billion, of which approximately 25% remains available for investment. The scheduled term of DLJMB extends through 2005 and no event or circumstance has occurred that would reasonably be expected to cause the term of DLJMB to expire or be subject to termination prior to the last Subsequent Payment Date. Through DLJMB and the other DLJ Entities, DLJMB II, Inc. has access to freely available cash in an amount sufficient to make in full and in a timely manner all committed investments contemplated to be made by it (including its transferees, if any) hereunder, including the Subsequent Cash Contributions, in the aggregate amount of $7,951,499. As of the date hereof, each of the DLJ Entities is an Affiliate of DLJ.

      SECTION 4.10 Capital Commitment. Each Cash Investor has, and will have on the Closing Date and on any Subsequent Payment Date, cash available to it in an amount sufficient to make its Initial Cash Contribution or Subsequent Cash Contribution, as the case may be, in accordance with the terms of Article 2.

      SECTION 4.11 FCC Compliance; NWIP FCC Licenses. (a) Expansion Co. is the holder of the NWIP FCC Licenses. Except as disclosed in Schedule 4.11, each of the NWIP FCC Licenses is valid and in full force and effect. Except as disclosed in Schedule 4.11, there are no conditions on the NWIP FCC Licenses that would likely have a material adverse effect on such licenses or their use in an ESMR network in the Territories as contemplated by the Joint Venture Agreement other than those as set forth on the face of the NWIP FCC Licenses or in statutes and FCC rules and policies of general applicability to the commercial mobile radio industry. Except as disclosed in Schedule 4.11, there is no complaint, investigation, notice of violation, or other proceeding against, or otherwise relating to, the NWIP FCC Licenses, Expansion Co. or any member of the Nextel Controlled Group pending or, to the knowledge of Expansion Co. or any member of the Nextel Controlled Group, threatened by or before the FCC (i) that would likely have a material adverse effect on the NWIP FCC Licenses or their use in an ESMR network in the Territories as contemplated by the Joint Venture Agreement, (ii) which questions or contests the validity of, or assignment to the Company or any member of the Nextel Controlled Group, or seeks the revocation, non-renewal or suspension of, any of the NWIP FCC Licenses, (iii) which seeks the imposition of any modification or amendment with respect to any of the NWIP FCC Licenses, or (iv) which could reasonably be expected to adversely affect the ability of Seller to build and operate an iDEN system after the Closing Date substantially as contemplated by the relevant Transaction Documents other than proceedings which generally affect the commercial mobile radio industry. Except as disclosed in Schedule 4.11, Expansion Co. and the Nextel Controlled Group are in compliance in all material respects with the FCC Law, and the rules and regulations of the FCC, including without limitation all applicable eligibility criteria for holding the NWIP FCC Licenses, except to the extent that noncompliance would not likely have a material adverse effect on the NWIP FCC Licenses or their use in an ESMR Network in the Territories as contemplated by the Joint Venture Agreement.

            (b) NWIP reaffirms the representations and warranties set forth in
Section 4.11(a) as of the date of the License Transfer, provided, that the Seller acknowledges that NWIP is not responsible for a breach of such representations and warranties under Section 4.11(a) resulting from any action or inaction by the Seller or any of its subsidiaries with respect to such NWIP FCC Licenses.

            (c) NWIP has waived the requirement set forth in Section 6.2B of the Joint Venture Agreement that, prior to the expansion of the Territory to include some or all of the non-Special Option Sections, the Company shall have completed the Build Out of all Year One Build Areas in the Initial Sections before the end of the Election Period (as such terms are defined in the Joint Venture Agreement).

      SECTION 4.12 Newly Formed Corporation. Expansion Co. was incorporated on August 11, 1999 in the State of Delaware solely for the purpose of effectuating the transactions contemplated in this Agreement and the other Transaction Documents and has not conducted any business or entered into any agreements or commitments except with respect to the foregoing and has no obligations or liabilities other than (i) those arising under, or contemplated by, the Transaction Documents or the Financings and (ii) other miscellaneous immaterial obligations and liabilities that in the aggregate collectively amount to less than $10,000. Expansion Co. has furnished to the Company a true and correct copy of its Certificate of Incorporation and by-laws as in effect on the Closing Date. The authorized capital stock of Expansion Co. consists of 100 shares of common stock, no par value. The outstanding capital stock of Expansion Co. is 100 shares of common stock, all of which shares have been duly and validly authorized, and are fully paid and nonassessable. NWIP owns all the outstanding capital stock of Expansion Co. free and clear of any liens, and Expansion Co. has no subsidiaries. Except as set forth in this Section 4.12, there are no outstanding (i) shares of capital stock or voting securities of Expansion Co.,
(ii) securities of Expansion Co. convertible into or exchangeable for shares of capital stock or voting securities of Expansion Co., (iii) options or other rights to acquire from Expansion Co., or other obligation of Expansion Co. to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Expansion Co., or (iv) obligation of Expansion Co. to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or options of the type described in (i), (ii), or (iii). Expansion Co. (x) has obtained such proper authorization as may be required from its Board of Directors and its shareholders of all corporate action taken by Expansion Co., (y) keeps its assets and liabilities separate from those of other entities (including Nextel and the Affiliates thereof) and (z) does not hold itself out as being liable for the debts of Nextel or any Affiliate thereof.

                                   ARTICLE 5

                             CONDITIONS TO CLOSING

      SECTION 5.01 Conditions to Obligations of each Buyer and Seller. The obligations of each Buyer and Seller to consummate the Closing are subject to the satisfaction of the following conditions:

      (a) No provision of any applicable law, rule or regulation and no effective or pending judgment, injunction, order or decree by any governmental entity of competent jurisdiction shall prohibit the consummation of the Closing.

      (b) All material actions by or in respect of, or filings, with, any governmental body, agency, official or authority required to permit the consummation of the Closing shall have been taken, made or obtained.

      (c) Subject to Section 2.01, each other Buyer shall have purchased the Securities to be purchased by it hereunder by taking the action applicable to such Buyer in accordance with Sections 2.02(a), (b) and (c).

      (d) The closing of the Term C Loan under the Credit Facility shall have occurred.

      (e) Seller shall have received from NWIP true and correct copies of all the documentation relating to (i) the transfer of assets contemplated by the Asset Transfer Agreement and (ii) the provision by Nextel and/or its subsidiaries to NWIP of the rights necessary to perform its obligations under the Management Agreement.

                                   ARTICLE 6

                           SURVIVAL; INDEMNIFICATION

      SECTION 6.01 Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate delivered pursuant hereto or in connection herewith shall survive the Closing until three years after the Closing Date, provided that any party's representations and warranties herein relating to payment in full of the Purchase Price or issuance or delivery of Securities upon payment therefore, shall survive until such payments, issuances and deliveries have been made or performed in full. Notwithstanding the preceding sentence, any representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if written notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time, but only as to such inaccuracy or breach. Any actual or alleged breach of any representation or warranty made in this Agreement shall not affect in any manner whatsoever the relative rights and obligations of the parties to and under the Shareholders' Agreement.

      SECTION 6.02 Indemnification. (a) Seller hereby indemnifies, severally and not jointly, each Buyer and its Affiliates, limited partners, general partners, directors, officers and employees (each, a "Buyer Indemnified Party") against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Damages") incurred or suffered by any Buyer Indemnified Party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Seller pursuant to this Agreement except to the extent (but only to the extent) any such Damages arise out of or result from the gross negligence or willful misconduct of such Buyer Indemnified Party or its Affiliates.

      (b) Each Buyer hereby indemnifies, severally and not jointly, Seller and its Affiliates, limited partners, general partners, directors, officers and employees (each, a "Seller Indemnified Party") against and agrees to hold each of them harmless from any and all Damages incurred or suffered by any Seller Indemnified Party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by such Buyer pursuant to this Agreement except to the extent (but only to the extent) any such Damages arise out of or result from the gross negligence or willful misconduct of such Seller Indemnified Party or its Affiliates.

      SECTION 6.03 Exclusivity. After the Closing, Section 6.02 will provide the exclusive remedy for any misrepresentation, breach of warranty, covenant or other agreement or other claim arising out of this Agreement or the transactions contemplated hereby except that Sections 2.03 and 2.04 will also provide remedies for any breach under Article 2 (it being understood that the remedial provisions of the other Transaction Documents shall apply to any misrepresentation, breach of warranty, covenant or other agreement or other claim arising thereunder).

                                   ARTICLE 7

                                 MISCELLANEOUS

      SECTION 7.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

      if to any Buyer, to such Buyer at the address specified by such Buyer on the signature pages of this Agreement or in a notice given by such Buyer to Seller for such purpose, provided that in the case of Buyers that are DLJ Entities, a copy shall be sent to:

            Davis Polk & Wardwell
            450 Lexington Avenue
            New York, New York 10017
            Fax: 212-450-4800
            Attention: John Buttrick

      if to Seller, to:

            Nextel Partners, Inc.
            4500 Carillon Point
            Kirkland, WA 98033
            Fax: 425-828-8098
            Attention: General Counsel

            with a copy to:

            Friedman Kaplan & Seiler LLP
            875 Third Avenue, 8th Floor
            New York, NY 10022
            Fax: 212-355-6401
            Attention: Gary D. Friedman

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice.

      All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

      SECTION 7.02 Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

      (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 7.03 Expenses. All costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Agreement shall be borne by the party incurring such cost or expense. Notwithstanding the preceding sentence, any Buyer that defaults in its payment obligations under Article 2 shall pay on demand the Seller's costs (including reasonable attorney's fees and expenses) of enforcement.

      SECTION 7.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and indemnified persons; provided that except as provided in Section 2.03 no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto; provided however, that the Company may collaterally assign its rights and interest in this Agreement to Opco's senior lenders that have granted to members of the Nextel Group the rights described on
Exhibit 4.13 to the Joint Venture Agreement (or other rights as Nextel may agree).

      SECTION 7.05 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

      SECTION 7.06 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.01 shall be deemed effective service of process on such party.

      SECTION 7.07 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 7.08 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. No provision of this Agreement shall confer upon any Person other than the parties hereto (and Persons entitled to indemnification under Article 6 and Nextel, which is entitled to rely on the representations and warranties made in
Section 4.06) any rights or remedies hereunder.

      SECTION 7.09 Entire Agreement. This Agreement along with the Transaction Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

      SECTION 7.10 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof

      SECTION 7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

      SECTION 7.12 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      SECTION 7.13 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

      SECTION 7.14 Subrogation. Madison Dearborn acknowledges that DLJMB is a third party beneficiary of its obligations to make Subsequent Cash Contributions pursuant to Section 2.03. Upon a payment to Seller by DLJMB of a Madison Dearborn Subsequent Cash Contribution pursuant to Section 2.03(d), DLJMB shall be subrogated to the rights of Seller against Madison Dearborn with respect to such Subsequent Cash Contribution payment obligations.

      SECTION 7.15 Shareholders' Agreement.

      (a) The Company and each of the Buyers approves and consents to, and hereby effects (subject to the final proviso of this sentence), the amendment of the Shareholders' Agreement to include Donald J. Manning ("Manning") as a party thereto and a Shareholder and a Management Shareholder (as such terms are defined therein) thereunder, entitled and subject to all of the rights, duties and obligations of the same specified therein; provided, however, that Manning shall not be deemed to be a Management Shareholder for purposes of Section 4.05 of the Shareholders' Agreement; provided, further, that the foregoing amendment shall not be effective until Manning has delivered to the Company, in a form acceptable to the Company, a written agreement setting forth his agreement to be bound by the terms and conditions of the Shareholders' Agreement.

      (b) The Company and each of the Buyers approves and consents to, and hereby effects, the amendment of the Shareholders' Agreement to amend and restate the definition of "Transaction Documents" therein to read in its entirety as follows:

            "Transaction Documents' means, collectively, the Transaction Documents as defined in the Subscription Agreement and the Transaction Documents as defined in the Expansion Subscription and Contribution Agreement dated as of September 9, 1999 among the Company and the buyers named therein."

      (c) The Company and each of the Buyers acknowledges and agrees that the Securities issued hereunder are subject to the Shareholders' Agreement, the terms and conditions of which, as modified by this Section 7.15, are hereby ratified in all respects.

      SECTION 7.16 Custodial Agreement. The Company and each of the Buyers acknowledges and agrees that the Securities issued hereunder are subject to the Custodial Agreement and, in accordance with the terms of Section 5 thereof, shall become and be delivered as Deposited Shares thereunder (as such term is defined therein). The Company and each of the Buyers consents to the supplementation of the Custodial Agreement to appoint the Custodian thereunder the holder of all of the outstanding shares of Expansion Co. until the License Transfer may be consummated or it is determined in accordance with the Transaction Documents that such shares are to be returned to NWIP.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              NEXTEL PARTNERS, INC., a Delaware corporation

                              By: /s/ John Chapple
                                  ----------------------------------------------
                                  Name:  John Chapple
                                  Title: President and Chief Executive Officer


                              NEXTEL WIP CORP., a Delaware corporation

                              By:
                                  ----------------------------------------------
                                  Name:  Thomas J. Sidman
                                  Title: President
                                  Address: 2001 Edmund Halley Drive
                                           Reston, VA 20191
                                           Attn: General Counsel
                                           Fax: (703) 433-4231

                              With a copy of notice to:

                                  Jones, Day, Reavis & Pogue
                                  North Point
                                  901 Lakeside Avenue
                                  Cleveland, Ohio 44114
                                  Attn: Jeanne Rickert
                                  Fax: 216-579-0212

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              NEXTEL PARTNERS, INC., a Delaware corporation

                              By:
                                  ----------------------------------------------
                                  Name:  John Chapple
                                  Title: President and Chief Executive Officer


                              NEXTEL WIP CORP., a Delaware corporation

                              By: /s/ Alan Strauss
                                  ----------------------------------------------
                                  Name:  Alan Strauss
                                  Title: Vice President
                                  Address: 2001 Edmund Halley Drive
                                           Reston, VA 20191
                                           Attn: General Counsel
                                           Fax: (703) 433-4231

                              With a copy of notice to:

                                  Jones, Day, Reavis & Pogue
                                  North Point
                                  901 Lakeside Avenue
                                  Cleveland, Ohio 44114
                                  Attn: Jeanne Rickert
                                  Fax: 216-579-0212

                              DLJ MERCHANT BANKING PARTNERS II, L.P., a
                              Delaware Limited Partnership

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272

                              With a copy of notice to:

                                  Davis Polk & Wardwell
                                  450 Lexington Avenue
                                  New York, NY 10017
                                  Attn: John Buttrick
                                  Fax: 212-450-5426


                              DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272

                              DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership

                              By: DLJ Merchant Banking II, Inc., as advisory
                                  general partner

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272


                              DLJ DIVERSIFIED PARTNERS L.P., a Delaware
                              Limited Partnership

                              By: DLJ Diversified Partners, Inc., as managing
                                  general partner

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272

                              DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware
                              Limited Partnership

                              By: DLJ Diversified Partners, Inc., as managing
                                  general partner

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272


                              DLJ MILLENNIUM PARTNERS, L.P., a Delaware
                              Limited Partnership

                              By: DLJ Merchant Banking II, Inc., as managing
                                  general partner

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272

                              DLJ MILLENNIUM PARTNERS-A, L.P.

                              By: DLJ Merchant Banking II, Inc., as managing
                                  general partner

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272


                              DLJMB FUNDING II, INC., a Delaware corporation

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272


                              DLJ FIRST ESC, L.P.

                              By: DLJ LBO Plans Management Corporation, as
                                  manager

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272

                              DLJ EAB PARTNERS, L.P.

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272


                              DLJ ESC II, L.P.

                              By: DLJ LBO Plans Management Corporation, as
                                  manager

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272


                              UK INVESTMENT PLAN 1997 PARTNERS, a
                              Delaware Limited Partnership

                              By: UK Investment Plan 1997 Partners, Inc., as
                                  general partner

                              By: /s/ Andrew H. Rush
                                  ----------------------------------------------
                                  Name:  Andrew H. Rush
                                  Title: Managing Director
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272

                              MADISON DEARBORN CAPITAL PARTNERS II,
                              L.P.

                              By: Madison Dearborn Partners II, L.P.,
                                  its General Partner

                              By: Madison Dearborn Partners, Inc.,
                                  its General Partner

                              By: /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 3 First National Plaza
                                           Suite 3800
                                           Chicago, Illinois 60602
                                           Fax: 312-895-1226


                              EAGLE RIVER INVESTMENTS, LLC, a Washington limited liability company

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 2300 Carillon Point
                                           Kirkland, WA 98033-7355
                                           Fax: 425-828-8060


                              MOTOROLA, INC., a Delaware corporation

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 1303 E. Algonquin Road
                                           Schaumberg, Illinois 60196
                                           Attn: General Counsel
                                           Fax: 847-576-3628

                              MADISON DEARBORN CAPITAL PARTNERS II,
                              L.P.

                              By: Madison Dearborn Partners II, L.P.,
                                  its General Partner

                              By: Madison Dearborn Partners, Inc.,
                                  its General Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 3 First National Plaza
                                           Suite 3800
                                           Chicago, Illinois 60602
                                           Fax: 312-895-1226


                              EAGLE RIVER INVESTMENTS, LLC, a Washington limited liability company

                              By: /s/ Dennis Weibling
                                  ----------------------------------------------
                                  Name:  Dennis Weibling
                                  Title: Manager/President
                                  Address: 2300 Carillon Point
                                           Kirkland, WA 98033-7355
                                           Fax: 425-828-8060


                              MOTOROLA, INC., a Delaware corporation

                              By
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 1303 E. Algonquin Road
                                           Schaumberg, Illinois 60196
                                           Attn: General Counsel
                                           Fax: 847-576-3628

                              MADISON DEARBORN CAPITAL PARTNERS II,
                              L.P.

                              By: Madison Dearborn Partners II, L.P.,
                                  its General Partner

                              By: Madison Dearborn Partners, Inc.,
                                  its General Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 3 First National Plaza
                                           Suite 3800
                                           Chicago, Illinois 60602
                                           Fax: 312-895-1226


                              EAGLE RIVER INVESTMENTS, LLC, a Washington limited liability company

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 2300 Carillon Point
                                           Kirkland, WA 98033-7355
                                           Fax: 425-828-8060


                              MOTOROLA, INC., a Delaware corporation

                              By: /s/ Charles F. Wright
                                  ----------------------------------------------
                                  Name:  Charles F. Wright
                                  Title: Sr. Vice President
                                  Address: 1303 E. Algonquin Road
                                           Schaumberg, Illinois 60196
                                           Attn: General Counsel
                                           Fax: 847-576-3628

                              CASCADE INVESTMENTS, L.L.C.

                              By: /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 2365 Carillon Point
                                           Kirkland, Washington 98033
                                           Attention: Michael Larson
                                           Fax: 425-889-0288


                              MADRONA INVESTMENT GROUP, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 1000 Second Avenue
                                           Suite 3700
                                           Seattle, Washington 98014
                                           Attention: Tom Alberg
                                           Fax: 206-674-3010


                              AMPERSAND HOLDINGS, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 1301 Santa Barbara Street
                                           Santa Barbara, California 93101
                                           Attention: Gregory Parker
                                           Fax: 805-963-7801


                              STEVE HOOPER

                              By:
                                  ----------------------------------------------
                                  Address: 3500 Carillon Point
                                           Kirkland, Washington 98033
                                           Fax: 425-602-0001

                              CASCADE INVESTMENTS, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 2365 Carillon Point
                                           Kirkland, Washington 98033
                                           Attention: Michael Larson
                                           Fax: 425-889-0288


                              MADRONA INVESTMENT GROUP, L.L.C.

                              By: /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                  Name:
                                  Title: Partner
                                  Address: 1000 Second Avenue
                                           Suite 3700
                                           Seattle, Washington 98014
                                           Attention: Tom Alberg
                                           Fax: 206-674-3010


                              AMPERSAND HOLDINGS, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 1301 Santa Barbara Street
                                           Santa Barbara, California 93101
                                           Attention: Gregory Parker
                                           Fax: 805-963-7801

                              CASCADE INVESTMENTS, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 2365 Carillon Point
                                           Kirkland, Washington 98033
                                           Attention: Michael Larson
                                           Fax: 425-889-0288


                              MADRONA INVESTMENT GROUP, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 1000 Second Avenue
                                           Suite 3700
                                           Seattle, Washington 98014
                                           Attention: Tom Alberg
                                           Fax: 206-674-3010


                              AMPERSAND HOLDINGS, L.L.C.

                              By: /s/ Gregory J. Parker
                                  ----------------------------------------------
                                  Name:  Gregory J. Parker
                                  Title: President
                                  Address: 1301 Santa Barbara Street
                                           Santa Barbara, California 93101
                                           Attention: Gregory Parker
                                           Fax: 805-963-7801


                              STEVE HOOPER

                              By:
                                  ----------------------------------------------
                                  Address: 3500 Carillon Point
                                           Kirkland, Washington 98033
                                           Fax: 425-602-0001

                              CASCADE INVESTMENTS, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 2365 Carillon Point
                                           Kirkland, Washington 98033
                                           Attention: Michael Larson
                                           Fax: 425-889-0288


                              MADRONA INVESTMENT GROUP, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 1000 Second Avenue
                                           Suite 3700
                                           Seattle, Washington 98014
                                           Attention: Tom Alberg
                                           Fax: 206-674-3010


                              AMPERSAND HOLDINGS, L.L.C.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: 1301 Santa Barbara Street
                                           Santa Barbara, California 93101
                                           Attention: Gregory Parker
                                           Fax: 805-963-7801


                              STEVE HOOPER

                              By: /s/ Steve Hooper
                                  ----------------------------------------------
                                  Address: 3500 Carillon Point
                                           Kirkland, Washington 98033
                                           Fax: 425-602-0001

                              ARTHUR HARRIGAN

                              By: /s/ Arthur Harrigan
                                  ----------------------------------------------
                                  Address: 2300 Carillon Point
                                           Kirkland, Washington
                                           Fax: 425-828-8061


                              JOHN CHAPPLE

                              By:
                                  ----------------------------------------------
                                  Address: 4500 Carillon Point
                                           Kirkland, Washington 98033
                                           Fax: 425-828-8098


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: c/o GE Capital Services
                                           Structured Finance Group, Inc.
                                           120 Long Ridge Road
                                           Stamford, CT 06927
                                           Attention: Portfolio-Operations
                                           Fax: 203-961-2017

                              ARTHUR HARRIGAN

                              By:
                                  ----------------------------------------------
                                  Address: 2300 Carillon Point
                                           Kirkland, Washington
                                           Fax: 425-828-8061


                              JOHN CHAPPLE

                              By: /s/ John Chapple
                                  ----------------------------------------------
                                  Address: 4500 Carillon Point
                                           Kirkland, Washington 98033
                                           Fax: 425-828-8098


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:
                                  Address: c/o GE Capital Services
                                           Structured Finance Group, Inc.
                                           120 Long Ridge Road
                                           Stamford, CT 06927
                                           Attention: Portfolio-Operations
                                           Fax: 203-961-2017

                                     ARTHUR HARRIGAN


                                     By:_________________________________
                                        Address: 2300 Carillon Point
                                                 Kirkland, Washington
                                                 Fax: 425-828-8061


                                     JOHN CHAPPLE


                                     By:_________________________________
                                        Address: 2300 Carillon Point
                                                 Kirkland, Washington
                                                 Fax: 425-828-8098


                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By: /s/ Molly S. Fergusson
                                        ---------------------------------
                                        Name: Molly S. Fergusson
                                        Title: Manager, Operations
                                        Address: % GE Capital Services
                                                 Structured Finance Group, Inc.
                                                 120 Long Ridge Road
                                                 Stamford, CT 06927
                                                 Attention: Portfolio-Operations
                                                 Fax: 203-961-2017

                                     ARES LEVERAGED INVESTMENT FUND, L.P.

                                     By: ARES Management, L.P.

                                     By: ARES Operating Member, LLC, its General
                                         Partner


                                     By: /s/ Jeff Serota
                                        ---------------------------------
                                        Name: Jeff Serota
                                        Title: Vice President
                                        Address: 1999 Avenue of the Stars
                                                 Suite 1900
                                                 Los Angeles, CA 90067
                                                 Fax: 310-201-4170


                                     ARES LEVERAGED INVESTMENT
                                     FUND II, L.P.

                                     By: ARES Management II, L.P.

                                     By: ARES Operating Member II, LLC, its
                                         General Partner


                                     By: /s/ Jeff Serota
                                        ---------------------------------
                                        Name: Jeff Serota
                                        Title: Vice President
                                        Address: 1999 Avenue of the Stars
                                                 Suite 1900
                                                 Los Angeles, CA 90067
                                                 Fax: 310-201-4170

                                     THE HUFF ALTERNATIVE INCOME
                                     FUND, L.P.


                                     By: /s/ Donna B. Charlton
                                        ---------------------------------
                                        Name: Donna B. Charlton
                                        Title: President of General Partner
                                        Address: 1776 On the Green
                                                 67 Park Place
                                                 Morristown, NJ 07960
                                                 Fax: 973-984-5818


                                     TCW


                                     By:_________________________________
                                        Name:
                                        Title:
                                        Address: 11100 Santa Monica Blvd.,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967


                                     TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
                                     TCW/CRESCENT MEZZANINE TRUST II

                                     By: TCW/CRESCENT MEZZANINE II, L.P., its
                                         general partner or managing owner

                                     By: TCW/CRESCENT MEZZANINE, L.L.C., its
                                         general partner


                                     By:_________________________________
                                        Name:
                                        Title:
                                        Address: 11100 Santa Monica Blvd.,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967

                                     THE HUFF ALTERNATIVE INCOME
                                     FUND, L.P.


                                     By:_________________________________
                                        Name: Donna B. Charlton
                                        Title: President of General Partner
                                        Address: 1776 On the Green
                                                 67 Park Place
                                                 Morristown, NJ 07960
                                                 Fax: 973-984-5818


                                     TCW


                                     By: /s/ Jean-Marc Chapus
                                        ---------------------------------
                                        Name: Jean-Marc Chapus
                                        Title: Managing Director
                                        Address: 11100 Santa Monica Blvd,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967


                                     TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
                                     TCW/CRESCENT MEZZANINE TRUST II

                                     By: TCW/CRESCENT MEZZANINE II, L.P., its
                                         general partner or managing owner

                                     By: TCW/CRESCENT MEZZANINE, L.L.C., its
                                         general partner


                                     By: /s/ Jean-Marc Chapus
                                        ---------------------------------
                                        Name: Jean-Marc Chapus
                                        Title: Managing Director
                                        Address: 11100 Santa Monica Blvd,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967

                                     TCW SHARED OPPORTUNITY FUND III, L.P.

                                     By: TCW ASSET MANAGEMENT COMPANY, an
                                         Investment Advisor


                                     By: /s/ Robert D. Beyer
                                        ---------------------------------
                                        Name: Robert D. Beyer
                                        Title: Group Managing Director


                                     By: /s/ Jean-Marc Chapus
                                        ---------------------------------
                                        Name: Jean-Marc Chapus
                                        Title: Managing Director
                                        Address: 11100 Santa Monica Blvd,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967


                                     SHARED OPPORTUNITY FUND IIB, LLC

                                     By: TCW ASSET MANAGEMENT COMPANY, as
                                         Investment Advisor


                                     By: /s/ Robert D. Beyer
                                        ---------------------------------
                                        Name: Robert D. Beyer
                                        Title: Group Managing Director


                                     By: /s/ Jean-Marc Chapus
                                        ---------------------------------
                                        Name: Jean-Marc Chapus
                                        Title: Managing Director
                                        Address: 11100 Santa Monica Blvd,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967

                                     TCW SHARED OPPORTUNITY FUND II, L.P.

                                     By: TCW ASSET MANAGEMENT COMPANY, an
                                         Investment Advisor


                                     By: /s/ Jean-Marc Chapus
                                        ---------------------------------
                                        Name: Jean-Marc Chapus
                                        Title: Managing Director

                                     By: /s/ Robert D. Beyer
                                        ---------------------------------
                                        Name: Robert D. Beyer
                                        Title: Group Managing Director
                                        Address: 11100 Santa Monica Blvd,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967


                                     TCW LEVERAGED INCOME TRUST II, L.P.

                                     By: TCW (LINC II), L.P., as General Partner

                                     By: TCW ADVISORS (BERMUDA), LTD., as
                                         General Partner


                                     By: /s/ Robert D. Beyer
                                        ---------------------------------
                                        Name: Robert D. Beyer
                                        Title: Group Managing Director

                                     By: TCW INVESTMENT MANAGEMENT
                                         COMPANY, as Investment Advisor


                                     By: /s/ Jean-Marc Chapus
                                        ---------------------------------
                                        Name: Jean-Marc Chapus
                                        Title: Managing Director
                                        Address: 11100 Santa Monica Blvd,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967

                                     TCW LEVERAGED INCOME TRUST, L.P.

                                     By: TCW (BERMUDA), LIMITED, as General
                                         Partner


                                     By: /s/ Robert D. Beyer
                                        ---------------------------------
                                        Name: Robert D. Beyer
                                        Title: Group Managing Director
                                        Address: 11100 Santa Monica Blvd,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax: 310-235-5967

                                     TCW LEVERAGED INCOME TRUST, L.P.

                                     By: TCW (BERMUDA), LIMITED, as General
                                         Partner


                                     By:_________________________________
                                        Name:
                                        Title:
                                        Address: 11100 Santa Monica Blvd.,
                                                 Suite 2000
                                                 Los Angeles, CA 90025
                                                 Fax:  310-235-5967


                                     JOHN THOMPSON


                                     By: /s/ John Thompson
                                        ---------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098


                                     DAVID AAS


                                     By: David Aas
                                        ---------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098


                                     PERRY SATTERLEE


                                     By: Perry Satterlee
                                        ---------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098

                                     MARK FANNING

                                     By: Mark Fanning
                                        ---------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098


                                     DAVID THALER


                                     By: /s/ David Thaler
                                        ---------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098

                                                                      SCHEDULE A

                              Schedule of Investors

Ampersand Holdings, LLC
ARES Leveraged Investment Fund II, LP
ARES Leveraged Investment Fund, LP
Arthur Harrigan
Cascade Investments, LLC
DLJ EAB Partners, LP
DLJ Diversified Partners-A, LP
DLJ First ESC, LP
DLJ Millenium Partners, LP
DUJ Millenium Partners-A, LP
DLJ Merchant Banking Partners II-A, LP
DLJ Diversified Partners, LP
DLJ Offshore Partners II, CV
DLJ Merchant Banking Partners II, LP
DLJESC II, LP
DLJMB Funding II, Inc.
Eagle River Investments, LLC
General Electric Capital Corp.
John Chapple
Madison Dearborn Capital Partners II, LP
Madrona Investment Group, LLC
Motorola, Inc.
Nextel Communications, Inc.
Steve Hooper
TCW Shared Opportunity Fund IIB, LLC
TCW Shared Opportunity Fund III, LP
TCW Leveraged Income Trust, LP
TCW/Crescent Mezzanine Partners II, LP
TCW/Crescent Mezzanine Trust
TCW Shared Opportunity Fund II, LP
TCW Leveraged Income Trust II, LP
The Huff Alternative Income Fund, LP

                                   SCHEDULE B

                          Seller's Account Information

Name: Nextel Partners Operating Corp.
Bank: The Bank of New York
Address: One Wall Street, NY, NY 10286
ABA#: 021 000 018
GLA#: 111 363
Acct#:

Attn: Tom Bosh

                                                                      SCHEDULE C

                     Option FCC Licenses/Option Territories

-----------------------------------------------------------------------------------------------------------------------
Service     Service                   Nextel         PTNR    PTNR              Service
  Area       Area      Section       Section        Launch   Build               Area
 Number    Category    Number          Name        Quarter   Year                Name               State     Type
-----------------------------------------------------------------------------------------------------------------------
   18       Option        9       North Arkansas    Q101       3    FAYETTEVILLE-SPRINGDALE           AR      Urban
-----------------------------------------------------------------------------------------------------------------------
   34       Option        9       North Arkansas    Q101       3    FORT SMITH (AR-OK)                AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  136       Option       30        Little Rock      Q400       2    LITTLE ROCK-NORTH LITTLE RO       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  137       Option       30        Little Rock      Q101       3    PINE BLUFF                        AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  182       Option       30        Little Rock      Q101       3    I 30                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  212       Option       30        Little Rock      Q101       3    Arkadelphia                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  213       Option       30        Little Rock      Q101       3    Hope                              AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  224       Option        9       North Arkansas    Q101       3    Clarksville                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  225       Option       30        Little Rock      Q101       3    Conway                            AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  227       Option        9       North Arkansas    Q101       3    Russellville                      AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  325       Option       30        Little Rock      Q400       2    Hot Springs                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  442       Option       30        Little Rock      Q101       3    I 40                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  443       Option        9       North Arkansas    Q101       3    I 40                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  444       Option       30        Little Rock      Q400       2    I 40                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
   89       Option       34       Georgia Cities    Q300       2    MACON                             GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  100       Option       20           Dothan        Q400       2    COLUMBUS (GA-AL)                  GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  110       Option       34       Georgia Cities    Q400       2    WARNER ROBINS                     GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  145       Option       20           Dothan        Q300       2    ALBANY                            GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  163       Option       34       Georgia Cities    Q300       2    I 16                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  236       Option       34       Georgia Cities    Q300       2    Dublin                            GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  261       Option       20           Dothan        Q400       2    I 185                             GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  265       Option       20           Dothan        Q400       2    US Hwy 82                         GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  378       Option       20           Dothan        Q400       2    Moultrie                          GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  396       Option       34       Georgia Cities    Q300       2    Valdosta                          GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  555       Option       20           Dothan        Q400       2    I 85                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  559       Option       34       Georgia Cities    Q300       2    I 75                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  561       Option       34       Georgia Cities    Q300       2    I 75                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  815       Option       36        East Georgia     Q300       2    I 16                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  102       Option        3         Evansville      Q101       3    EVANSVILLE (IN-KY)                IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  122       Option        4         Central IL      Q400       2    I 70                              IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  134       Option        4         Central IL      Q400       2    TERRE HAUTE                       IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  149       Option        3         Evansville      Q101       3    I 64                              IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  228       Option        4         Central IL      Q400       2    Crawfordsville                    IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  274       Option        4         Central IL      Q400       2    US Hwy 41                         IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  289       Option        3         Evansville      Q101       3    US Hwy 41                         IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  339       Option        3         Evansville      Q101       3    Vincennes                         IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  355       Option        3         Evansville      Q101       3    Mount Vernon                      IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  366       Option        4         Central IL      Q101       3    Russelville                       IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  369       Option        3         Evansville      Q101       3    Princeton                         IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  824       Option        4         Central IL      Q400       2    I 74                              IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
   86       Option        3         Evansville      Q101       3    OWENSBORO                         KY      Urban
-----------------------------------------------------------------------------------------------------------------------
  574       Option        3         Evansville      Q101       3    US Hwy 41                         KY     Roadway
-----------------------------------------------------------------------------------------------------------------------
  805       Option        9       North Arkansas    Q101       3    I 40                              OK     Roadway
-----------------------------------------------------------------------------------------------------------------------
   90       Option       13       Central Texas     Q101       3    ABILENE                           TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  469       Option       13       Central Texas     Q101       3    I 20                              TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  609       Option       11        South Texas      Q400       2    LAREDO                            TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  611       Option       11        South Texas      Q400       2    MCALLEN-EDINBURG-MISSION          TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  612       Option       11        South Texas      Q400       2    BROWNSVILLE                       TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  613       Option       11        South Texas      Q400       2    HARLINGEN                         TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  641       Option       11        South Texas      Q400       2    I 35                              TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  807       Option       11        South Texas      Q400       2    US Hwy 77                         TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  809       Option       11        South Texas      Q400       2    US Hwy 281                        TX     Roadway
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Service
  Area                                                                                                      Avail      Avail
 Number            Start                                         End                                        SQ_MI     '97 POP
------------------------------------------------------------------------------------------------------------------------------
   18                                                                                                        454      132,776
------------------------------------------------------------------------------------------------------------------------------
   34                                                                                                        417      140,428
------------------------------------------------------------------------------------------------------------------------------
  136                                                                                                        758      393,323
------------------------------------------------------------------------------------------------------------------------------
  137                                                                                                        328       73,077
------------------------------------------------------------------------------------------------------------------------------
  182     Texarkana, TX                           LITTLE ROCK-NORTH LITTLE ROCK, AR                          806       56,687
------------------------------------------------------------------------------------------------------------------------------
  212                                                                                                         77       12,811
------------------------------------------------------------------------------------------------------------------------------
  213                                                                                                         77       13,165
------------------------------------------------------------------------------------------------------------------------------
  224                                                                                                         77       10,159
------------------------------------------------------------------------------------------------------------------------------
  225                                                                                                         77       40,819
------------------------------------------------------------------------------------------------------------------------------
  227                                                                                                         77       32,985
------------------------------------------------------------------------------------------------------------------------------
  325                                                                                                         77       41,550
------------------------------------------------------------------------------------------------------------------------------
  442     CONWAY, FAUKNER COUNTY                  LITTLE ROCK-NORTH LITTLE ROCK, AR                           89       10,890
------------------------------------------------------------------------------------------------------------------------------
  443     CONWAY, FAUKNER COUNTY                  FORT SMITH, AR-OK                                          696       41,370
------------------------------------------------------------------------------------------------------------------------------
  444     ST. FRANCIS COUNTY BORDER, WEST         LITTLE ROCK-NORTH LITTLE ROCK, AR                          412       17,179
------------------------------------------------------------------------------------------------------------------------------
   89                                                                                                        516      222,174
------------------------------------------------------------------------------------------------------------------------------
  100                                                                                                        815      260,788
------------------------------------------------------------------------------------------------------------------------------
  110                                                                                                        168       48,801
------------------------------------------------------------------------------------------------------------------------------
  145                                                                                                        441      116,140
------------------------------------------------------------------------------------------------------------------------------
  163     MACON, GA                               Candler COUNTY, WEST                                       642       33,175
------------------------------------------------------------------------------------------------------------------------------
  236                                                                                                         77       27,621
------------------------------------------------------------------------------------------------------------------------------
  261     I-85 INTERSECTION                       COLUMBUS, GA-AL                                            180        4,848
------------------------------------------------------------------------------------------------------------------------------
  265     TIFF COUNTY BORDER, WEST                ALBANY, GA                                                 134       12,478
------------------------------------------------------------------------------------------------------------------------------
  378                                                                                                         77       20,924
------------------------------------------------------------------------------------------------------------------------------
  396                                                                                                         27        3,739
------------------------------------------------------------------------------------------------------------------------------
  555     COWETA COUNTY BORDER, SOUTH             AUBURN-OPELIKA, AL                                         348       68,423
------------------------------------------------------------------------------------------------------------------------------
  559     BUTTS COUNTY BORDER, SOUTH              MACON, GA                                                  167       10,095
------------------------------------------------------------------------------------------------------------------------------
  561     MACON, GA                               Floridia Border                                           1141      152,616
------------------------------------------------------------------------------------------------------------------------------
  815     Bryan COUNTY BORDER, NORTHWEST          Candler COUNTY BORDER, WEST                                336        9,437
------------------------------------------------------------------------------------------------------------------------------
  102                                                                                                        625      244,359
------------------------------------------------------------------------------------------------------------------------------
  122     Putnam County - Morgan County Border    Terre Haute, IN                                            231       11,644
------------------------------------------------------------------------------------------------------------------------------
  134                                                                                                        453      112,881
------------------------------------------------------------------------------------------------------------------------------
  149     HARRISON COUNTY BORDER, EAST            WASHINGTON COUNTY BORDER, WEST                            1256       63,446
------------------------------------------------------------------------------------------------------------------------------
  228                                                                                                         77       20,849
------------------------------------------------------------------------------------------------------------------------------
  274     TERRE HAUTE, IN                         KNOX COUNTY BORDER, NORTH                                  221       15,324
------------------------------------------------------------------------------------------------------------------------------
  289     SULLIVAN COUNTY BORDER, SOUTH           I-64 INTERSECTION, GIBSON COUNTY                           259       11,329
------------------------------------------------------------------------------------------------------------------------------
  339                                                                                                         77       24,777
------------------------------------------------------------------------------------------------------------------------------
  355                                                                                                         77        9,791
------------------------------------------------------------------------------------------------------------------------------
  366                                                                                                         77        1,994
------------------------------------------------------------------------------------------------------------------------------
  369                                                                                                         77       11,992
------------------------------------------------------------------------------------------------------------------------------
  824     CRAWFORDVILLE, IN                       DANVILLE, IL                                               310       14,856
------------------------------------------------------------------------------------------------------------------------------
   86                                                                                                        285       80,502
------------------------------------------------------------------------------------------------------------------------------
  574     EVANSVILLE, IN-KY                       Western Kentucky Pkwy INTERSECTION, HOPKINS COUNTY         217        7,883
------------------------------------------------------------------------------------------------------------------------------
  805     FORT SMITH, AR-OK                       Muskogee COUNTY BORDER, EAST                               273       22,068
------------------------------------------------------------------------------------------------------------------------------
   90                                                                                                        507      119,550
------------------------------------------------------------------------------------------------------------------------------
  469     ABILENE, TX                             PALO PINTO COUNTY BORDER, SOUTH                            505       22,126
------------------------------------------------------------------------------------------------------------------------------
  609                                                                                                        389      171,182
------------------------------------------------------------------------------------------------------------------------------
  611                                                                                                        630      472,159
------------------------------------------------------------------------------------------------------------------------------
  612                                                                                                        189      168,130
------------------------------------------------------------------------------------------------------------------------------
  613                                                                                                        203      112,190
------------------------------------------------------------------------------------------------------------------------------
  641     Medina County BORDER, SOUTH             Laredo, TX                                                 804       18,863
------------------------------------------------------------------------------------------------------------------------------
  807     Kleberg COUNTY BORDER, NORTH            HARLINGEN, TX                                              671       19,293
------------------------------------------------------------------------------------------------------------------------------
  809     Jim Wells COUNTY BORDER, SOUTH          MCALLEN-EDINBURG-MISSION, TX                               501        9,545
------------------------------------------------------------------------------------------------------------------------------

                                                                                        Arkansas Total:    4,422    1,017,219
                                                                                         Georgia Total:    5,069      991,259
                                                                                         Indiana Total:    3,740      543,242
                                                                                        Kentucky Total:      502       88,385
                                                                                        Oklahoma Total:      273       22,068
                                                                                           Texas Total:    4,399    1,113,038
                                                                                                          ------    ---------
                                                                                    Optional Territory:   18,405    3,775,211

                                   SCHEDULE D

                              Transaction Documents

o     this Agreement

o     the Asset Transfer and Reimbursement Agreement

o Supplement No. 1 to Custodial Agreement of even date herewith among the Company, NWIP and Harris Trust Company of New York

o Supplement No. 1 to iDEN Infrastructure Equipment Purchase Agreement of even date herewith between Opco and Motorola

o     the Management Agreement

o First Amendment to Analog Management Agreement of even date herewith between Opco and NWIP

                                  SCHEDULE 3.04

                                    Consents

NWIP must waive the condition set forth in the second sentence of Section 6.2B of the Joint Venture Agreement

                                  Schedule 3.05
                            Equity Capitalization (1)

----------------------------------------------------------------------------------------------
                 Shareholder                          Pre-Closing    Expansion    Post-Closing
----------------------------------------------------------------------------------------------
Madison Dearborn Capital Partners II, LP               3,624,972      713,439       4,338,411
----------------------------------------------------------------------------------------------
DLJ Merchant Banking Ptr. II, LP                       2,393,716      471,113       2,864,829
----------------------------------------------------------------------------------------------
DLJ Merchant Banking Ptr. II-A, LP                        95,329       18,762         114,091
----------------------------------------------------------------------------------------------
DLJ Offshore Partners II, CV                             117,710       23,167         140,877
----------------------------------------------------------------------------------------------
DLJ Diversified Partners, LP                             139,947       27,543         167,490
----------------------------------------------------------------------------------------------
DLJ Diversified Partners-A, LP                            51,972       10,229          62,201
----------------------------------------------------------------------------------------------
DLJ EAB Partners LP                                       10,747        2,116          12,863
----------------------------------------------------------------------------------------------
DLJ ESC II, LP                                           451,394       88,839         540,233
----------------------------------------------------------------------------------------------
DLJ First ESC, LP                                          4,606          907           5,513
----------------------------------------------------------------------------------------------
DLJ Millenium Partners, LP                                38,704        7,617          46,321
----------------------------------------------------------------------------------------------
DLJ Millenium Partners-A, LP                               7,549        1,485           9,034
----------------------------------------------------------------------------------------------
DLJMB Funding II, Inc.                                   424,993       96,107         521,100
----------------------------------------------------------------------------------------------
UK Investment Plan 1997 Partners                          63,333            0          63,333
----------------------------------------------------------------------------------------------
The Huff Alternative Income Fund, LP                   2,000,000      373,230       2,373,230
----------------------------------------------------------------------------------------------
TCW/Crescent Mezzanine Partners II, LP                   482,521       90,046         572,567
----------------------------------------------------------------------------------------------
TCW/Crescent Mezzanine Trust II                          117,479       21,924         139,403
----------------------------------------------------------------------------------------------
TCW Leveraged Income Trust, LP                           150,000       27,992         177,992
----------------------------------------------------------------------------------------------
TCW Leveraged Income Trust II, LP                        150,000       27,992         177,992
----------------------------------------------------------------------------------------------
TCW Shared Opportunity Fund II, LP                        51,304        9,574          60,878
----------------------------------------------------------------------------------------------
TCW Shared Opportunity Fund IIB, LLC                      34,348        6,410          40,758
----------------------------------------------------------------------------------------------
TCW Shared Opportunity Fund III, LP                      214,348       40,001         254,349
----------------------------------------------------------------------------------------------
Ares Leveraged Investment Fund, LP                       150,000       27,992         177,992
----------------------------------------------------------------------------------------------
Ares Leveraged Investment Fund II, LP                    150,000       27,992         177,992
----------------------------------------------------------------------------------------------
Madrona Investment Group, LLC                             69,861       13,037          82,898
----------------------------------------------------------------------------------------------
Ampersand Holdings, LLC                                  419,271       78,243         497,514
----------------------------------------------------------------------------------------------
Steve Hooper                                              19,960        3,725          23,685
----------------------------------------------------------------------------------------------
John Chapple                                              19,960        3,725          23,685
----------------------------------------------------------------------------------------------
Arthur Harrigan                                            9,979        1,862          11,841
----------------------------------------------------------------------------------------------
GE Capital Services Structured Finance Group, Inc.       439,248      160,213         599,461
----------------------------------------------------------------------------------------------
NMS Capital, LP                                          419,271            0         419,271
----------------------------------------------------------------------------------------------
Cascade Investments, LLC                                 698,800      130,406         829,206
----------------------------------------------------------------------------------------------
Eagle River Investments, LLC                           2,622,000      501,613       3,123,613
----------------------------------------------------------------------------------------------
Motorola, Inc.                                         1,836,649      342,747       2,179,396
----------------------------------------------------------------------------------------------
Nextel Partners - Management                                   0      142,422         142,422
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Nextel- Series B Preferred                             2,185,000                    2,185,000
----------------------------------------------------------------------------------------------
Nextel- Series C Preferred                             8,740,000    2,038,771      10,778,771
----------------------------------------------------------------------------------------------
Nextel- Series D Preferred                             2,185,000            0       2,185,000
----------------------------------------------------------------------------------------------
                                                                                            0
----------------------------------------------------------------------------------------------
Nextel Partners Management - Common                    1,462,499            0       1,462,499
----------------------------------------------------------------------------------------------
Eagle River - Common                                     126,389            0         126,389
----------------------------------------------------------------------------------------------

(1)   All shares are Series A Preferred Stock unless otherwise indicated.

                                                                   SCHEDULE 4.11

                             SCHEDULE OF EXCEPTIONS

      Pursuant to Section 4.1 of the Agreement, the following sets forth certain disclosures and other exceptions to the representations made at Section 4.1 of the Agreement regarding the validity of the FCC Licenses. This schedule is divided into two parts: Part I addresses issues that may affect multiple licenses among the FCC Licenses, while Part II addresses issues that affect only individual licenses among the FCC Licenses.

                   Part I: Issues Affecting Multiple Licenses

      1. Different Types of Licenses Carry Different FCC Obligations: The licensee rights and obligations applicable to the FCC Licenses are not uniform but rather depend upon the conditions under which each license was granted. The FCC Licenses generally fall into three categories as follows:

      a. EA Licenses: Some of the FCC Licenses are authorizations, or geographically "partitioned" portions of authorizations, that were issued to Nextel as a result of an FCC spectrum auction.

      b. Wide Area Licenses: Other licenses among the FCC Licenses were granted at specific sites, as opposed to Economic Areas. These licenses authorized Nextel to build out the related channels in analog or digital mode and were granted five-year waivers of the traditional one-year construction deadline applicable to site-specific licenses. These site-specific, five-year, analog/digital authorizations are known as Nextel's "wide-area" licenses. On May 20, 1997 the FCC issued an order (DA 97-1059) finding that the wide-area licenses of Nextel and other parties qualified for "rejustification" of their extended construction periods but also shortened the length of the construction periods from five years to two with a final deadline of May 20, 1999 or the earlier expiration date of the license, whichever comes first. On April 15, 1999, the FCC announced through a Public Notice (DA 99-698) that the FCC was temporarily suspending the May 20, 1999 construction deadline for wide-area licensees due to a decision by the U.S. Court of Appeals for the District of Columbia in Fresno Mobile Radio v. FCC, 165 F.3d 965 (D.C. Cir., Feb 5, 1999). On May 21, 1999, the FCC solicited comments on the construction requirements for 800 MHz wide area licensees (Public Notice, DA 99-974). The FCC has not released a decision in this proceeding.

      c. Analog Licenses: Another group of licenses reflected among the FCC Licenses were granted on a site-specific basis and authorized only analog operations. No waiver of the traditional one-year construction deadline was requested or granted. Other analog licenses among the FCC Licenses may appear on the FCC's database as owned by Nextel, but because Nextel has not yet closed on the purchase and sale of the facility, it may still be deemed subject to a Nextel management agreement and therefore not qualified for assignment from Nextel to any third party. Nextel is currently working to resolve these issues by closing on the related transactions.

      2. Chadmoore Request for Finders Preference against Southeast Wide Area
Licenses: On September 18, 1995 Chadmoore Communications ("Chadmoore") filed a request for a finder's preference (the "Chadmoore Request") against the "wide-area" authorizations initially granted to Transit Communications ("Transit"), which were subsequently assigned to Dial Call, Inc. and then assigned to Nextel. (Case No. 95F860). The Chadmoore Request alleged that Transit misrepresented the number of analog channels it had constructed on several analog stations, and that therefore the resulting wide-area grants on the same channels were improper. Chadmoore claimed that it should be awarded all of the wide-area licenses that were granted to Transit and now held by Nextel. Thus, if successful, Chadmoore may become a short-spaced co-channel licensee or an incumbent licensee in areas where Nextel is either assigning wide-area licenses or EA licenses as part of the FCC Licenses. In support of the Chadmoore Request, Chadmoore incorporated by reference numerous finder's preference requests filed against Transit's analog stations. The individual analog requests were filed by Chadmoore itself and by Peacock's Radio and Wild's Computer, Partnership ("Peacock"). On November 22, 1995, Dial Call, Inc. filed a Motion to Dismiss demonstrating numerous procedural defects with Chadmoore's filing. Chadmoore opposed the Motion. On January 31, 1997, the FCC requested further information from Nextel regarding Chadmoore's substantive allegations. On March 18, 1997, Nextel responded. Chadmoore replied to Nextel's filing on April 7, 1997. The Motion to Dismiss has not been ruled upon by the FCC and the FCC has not reached a decision in this proceeding. Further, through an agreement between Nextel and Peacock, Peacock has withdrawn 33 of the analog finder's preference requests that it had filed against the Transit stations. The FCC announced the withdrawal of the 33 Peacock cases by Public Notice, dated June 30, 1999 (DA 99-1123).

                  Part II: Issues Affecting Individual Licenses

1.    WPDX385 in Worthington, IN (861, 863, 864, 865.1125, 862.6125): Nextel and
      the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction in due course. Until consummation of the underlying transaction, Partner is subject to the FCC's rules regarding protection of "incumbent" SMR licensees.

2. WPLM745 (C Block EA License)/KNRU551, Clay City, IN (865.7375): The KNRU551 865.7375 MHz channel is not on the list of assets to be assigned. On July 16, 1997, Nextel filed an informal request for reinstatement of channel 865.7375 MHz due to an error by the FCC in superseding the license. The FCC has yet to act on this request. However, Nextel was awarded and is assigning the C Block EA license (WPLM745) to Partner. To moot this issue, Nextel will withdraw its informal request for action with the FCC to clear use of this channel pursuant to the EA license and to make clear that the KNRU551 license is no longer subject to any reinstatement request.

                                                                       EXHIBIT A

                               Supplement No. 1 to
                iDEN Infrastructure Equipment Purchase Agreement

      This SUPPLEMENT NO. 1 TO iDEN INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT (this "Supplement") is made as of the 9th day of September, 1999, between Motorola, Inc., a Delaware corporation, by and through its Network Solutions Sector, Customer Solutions Group with offices at 1301 East Algonquin Road, Schaumburg, Illinois 60196 ("Motorola") and Nextel Partners Operating Corp., a Delaware corporation, with offices at 4500 Carillon Pt., Kirkland, Washington 98033 ("Customer").

      WHEREAS, Motorola and Customer are all of the parties to that certain iDEN Infrastructure Equipment Purchase Agreement dated January 29, 1999 (the "Agreement"), which provides for the sale to and purchase by Customer from time-to-time of certain equipment, products and services;

      WHEREAS, Section 7.6 of the Agreement grants to Customer the Equipment Credit in the amount and to purchase the items set forth therein in exchange for the issuance to Motorola of equity interests of Customer, all in accordance with the terms of the Subscription and Contribution Agreement of even date therewith between Nextel Partners, Inc., a Delaware corporation and the parent of Customer ("Partners"), and each of the investors named therein;

      WHEREAS, each of Motorola and Customer currently desires to supplement the Agreement to grant to Customer an additional equipment credit in the amount and to purchase the items set forth herein in exchange for the issuance to Motorola of additional equity interests of Customer, all in accordance with the terms of the Expansion Subscription and Contribution Agreement of even date herewith between Partners and each of the investors named therein (the "Expansion Subscription Agreement");

      The parties hereto agree to supplement the Agreement as follows:

      1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them under the Agreement.

      2. Additional In-Kind Capital Contribution. As a result of the issuance of additional equity interests to Motorola pursuant to the Expansion Subscription Agreement, Customer will have an additional EBTS equipment credit (the "Additional Equipment Credit") under the Agreement in the amount of Three Million Six Hundred

Forty Four Thousand Seventy-Nine and 00/000 Dollars ($3,644,079.00) that may be used as set forth below:

Upon the placing of each order in accordance with the terms of the Agreement, the parties shall calculate the percentage of the total dollar value of the order comprised by the dollar value of the EBTS equipment in the order. Each payment thereafter on such order, for as long as either the Equipment Credit or the Additional Equipment Credit is still in existence, shall be made by a combination of cash and either the Equipment Credit or the Additional Equipment Credit. The cash amount shall be (100% - EBTS percentage) x payment due. The Equipment Credit or the Additional Equipment Credit shall be the EBTS percentage x payment due, and the Equipment Credit or the Additional Equipment Credit shall be reduced by a like amount. Customer may at any time choose to apply less than the above stated maximum Equipment Credit amount or the above stated maximum Additional Equipment Credit amount to any order and increase the cash portion.

      3. Expansion Subscription Agreement. The execution and delivery of the Expansion Subscription Agreement by each of Motorola and Customer is a condition precedent to the obligations of the parties hereunder.

      4. Ratification of Agreement. As supplemented hereby, the Agreement and its terms and provisions are hereby ratified and confirmed for all purposes and in all respects.

      IN WITNESS WHEREOF, each of the parties hereto has executed this Supplement as of the date first set forth above.

                                    MOTOROLA, INC.

                                    By:________________________________________
                                       Name:
                                       Title:

                                    NEXTEL PARTNERS OPERATING
                                    CORP.

                                    By:________________________________________
                                       Name:
                                       Title:


                                       3